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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549
                                   FORM 8-K/A

                              AMENDMENT NO. 1 TO

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (Date of earliest event):  APRIL 21, 1999


                            BROOKS AUTOMATION, INC.
            (Exact name of registrant as specified in its charter)


            Delaware                      0-25434                04-3040660
            --------                      -------                ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)       Number)                 Identification No.)

                              15 Elizabeth Drive
                           Chelmsford, Massachusetts
                   ----------------------------------------
                   (Address of principal executive offices)

                                     01824
                                  ----------
                                  (Zip Code)

                                (978) 262-2566
                                --------------
            (Registrant's telephone number, including area code)

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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The undersigned registrant hereby amends its Current Report on Form 8-K filed on
May 6, 1999, as follows:

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

          (a) Financial Statements of Businesses Acquired

              The following audited financial statements of Hanyon Technology, Inc. ("Hanyon"), together with the report thereon by Samil Accounting Corporation, appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by this reference:

              Balance Sheet as of December 31, 1998
              Income Statement for the year ended December 31, 1998
              Statement of Appropriation of Retained Earnings for the year ended
                December 31, 1998
              Statement of Cash Flows for the year ended December 31, 1998
              Notes to the Financial Statements

              The historical financial statements of Hanyon included herein have been prepared in accordance with Korean generally accepted accounting principles (Korean GAAP). Financial statements prepared in accordance with U.S. GAAP would require adjustments primarily related to sales under long-term contracts and income taxes.

          (b) Pro Forma Financial Information

              The following unaudited pro forma condensed consolidated financial statements of the Registrant and Hanyon appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by this reference:

              Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
                March 31, 1999
              Unaudited Pro Forma Condensed Consolidated Income Statement for
                the six months ended March 31, 1999
              Unaudited Pro Forma Condensed Consolidated Income Statement for
                the year ended September 30, 1998
              Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                Statements

          (c) Exhibits

               2.01 Stock for Cash Purchase Agreement dated as of March 31,
                    1999, among the Registrant, Hanyon, and the selling stockholders (filed with Current Report on Form 8-K on May 6, 1999).

              23.01 Consent of PricewaterhouseCoopers LLP

              99.1 The following audited financial statements of Hanyon together with the report thereon by Samil Accounting
                    Corporation:

                    Balance Sheet as of December 31, 1998
                    Income Statement for the year ended December 31, 1998 Statement of Appropriation of Retained Earnings for the year ended December 31, 1998
                    Statement of Cash Flows for the year ended December 31, 1998 Notes to the Financial Statements

              99.2 The following unaudited pro forma consolidated condensed financial statements of the Registrant and Hanyon:

                    Unaudited Pro Forma Condensed Consolidated Balance Sheet as
                     of March 31, 1999
                    Unaudited Pro Forma Condensed Consolidated Income Statement
                     for the six months ended March 31, 1999
                    Unaudited Pro Forma Condensed Consolidated Income Statement
                     for the year ended September 30, 1998
                    Notes to the Unaudited Pro Forma Condensed Consolidated
                     Financial Statements




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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          BROOKS AUTOMATION, INC.


                                          By: /s/ ELLEN B. RICHSTONE
                                          -----------------------------
                                          Ellen B. Richstone
                                          Senior Vice President and
                                          Chief Financial Officer

     July 6, 1999





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